CLAYTON UTZ

Medallion Trust Series 2003-1G
ISDA Master Agreement
(Currency Swap Agreement)

Securitisation Advisory Services Pty Ltd
ACN 88 064 133 964
Manager

Commonwealth Bank of Australia
ABN 48 123 123 124
Party A

Perpetual Trustee Company Limited
ABN 42 000 001 007
Party B

If you have any questions about the details of this document
PLEASE CONTACT BRIAN SALTER ON + 61 2 9353 4174

Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

www.claytonutz.com

Our reference 174/657/80050681

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                        DATED AS OF 13 MARCH 2003 BETWEEN

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                               ABN 88 064 133 946
                                   ("MANAGER")

                                       AND

                         COMMONWEALTH BANK OF AUSTRALIA
                               ABN 48 123 123 124
                                   ("PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007

 IN ITS SEVERAL CAPACITIES AS TRUSTEE OF VARIOUS SERIES TRUSTS FROM TIME TO TIME
     ESTABLISHED UNDER THE MASTER TRUST DEED AND VARIOUS SERIES SUPPLEMENTS
                                   ("PARTY B")

PART 1. TERMINATION PROVISIONS.

In this Agreement:

(a)     "SPECIFIED ENTITY" does not apply in relation to Party A or Party B.

(b)     The definition of "SPECIFIED TRANSACTION" is not applicable.

(c)     (i)   The following provisions of Section 5 will not apply to Party A:

              Section 5(a)(ii)
              Section 5(a)(iii)
              Section 5(a)(iv)
              Section 5(a)(v)
              Section 5(a)(vi)
              Section 5(b)(iv)

        (ii)  The following provisions of Section 5 will not apply to Party B:

              Section 5(a)(ii)
              Section 5(a)(iii)
              Section 5(a)(iv)
              Section 5(a)(v)
              Section 5(a)(vi)
              Section 5(a)(viii)
              Section 5(b)(iv)

        (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party
              (subject to Part 5(6)(b) of this Schedule) and Section 5(b)(iii)
              will not apply to Party A as the Burdened Party.

(d)     The "AUTOMATIC EARLY TERMINATION" provisions in Section 6(a) will not apply to Party A or Party B.

(e)     PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
        Agreement:

        (i)   Market Quotation will apply; and

                                                                               1

        (ii)  the Second Method will apply.

(f)     "TERMINATION CURRENCY" means US$ provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party
        A the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(g)     "ADDITIONAL TERMINATION EVENT" applies. The following is an Additional
        Termination Event in relation to which both Party A and Party B are
        Affected Parties:

        "An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust
        Deed, the Relevant Notes immediately due and payable."

        For the purposes of calculating a payment due under Sections 6(d) and
        (e) when an Early Termination Date is designated under Section 6(b) as a result of such Additional Termination Event, Party B will be the only
        Affected Party.

PART 2. TAX REPRESENTATIONS

(a)     PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this
        Agreement, Party A and Party B each make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this
        Agreement. In making this representation, it may rely on:

        (i)   the accuracy of any representation made by that other party pursuant to Section 3(f) of this Agreement;

        (ii)  the satisfaction of the agreement contained in Section 4(a)(i) or
              4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section
              4(a)(i) or 4(a)(iii) of this Agreement; and

        (iii) the satisfaction of the agreement of that other party contained in
              Section 4(d) of this Agreement,

        PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)     PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
        Agreement, Party A and Party B each makes the following representation:

        It is an Australian resident and does not derive payments under this
        Agreement in part or whole in carrying on a business in a country outside Australia of or through a permanent establishment of itself in that country.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

                                                                               2

(a)     TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER
DOCUMENT                    FORM/DOCUMENT/CERTIFICATE                DATE BY WHICH TO BE DELIVERED

Party A and Party B         Any document or certificate reasonably   On the earlier of (a) learning that
                            required or reasonably requested by a    such document or certificate is
                            party in connection with its             required and (b) as soon as
                            obligations to make a payment under      reasonably practicable following a
                            this Agreement which would enable that   request by a party.
                            party to make the payment free from
                            any deduction or withholding for or on
                            account of Tax or which would reduce
                            the rate at which deduction or
                            withholding for or on account of Tax
                            is applied to that payment (including,
                            without limitation, any United States
                            form W-8BEN or other relevant United
                            States tax form).

(b)     OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER
DOCUMENT                    FORM/DOCUMENT/CERTIFICATE                DATE BY WHICH TO BE DELIVERED

Party A, Party B and the    A certificate specifying the names,      On the execution of this Agreement
Manager                     title and specimen signatures of the     and each Confirmation unless that
                            persons authorised to execute this       certificate has already been
                            Agreement and each Confirmation or       supplied and remains true and in
                            other communication in writing made      effect and when the certificate is
                            pursuant to this Agreement on its        updated.
                            behalf.

Party A, Party B and the    A legal opinion as to the validity and   Prior to the Closing Date.
Manager                     enforceability of its obligations
                            under this Agreement in form and
                            substance (and issued by legal
                            counsel) reasonably acceptable to each
                            other party.

Party B                     A certified copy to Party A of each      Not less than 5 Business Days (or
                            Credit Support Document specified in     such lesser period as Party A
                            respect of Party B and (without          agrees to) before the Trade Date of
                            limiting any obligation Party B may      the first occurring Transaction and
                            have under the terms of that Credit      in the case of any amending
                            Support Document to notify Party A of    documents entered into subsequent
                            amendments thereto) a certified copy     to that date, promptly after each
                            to Party A of any document that amends   amending document (if any) has been
                            in any way the terms of that Credit      entered into.
                            Support Document.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document (but including any certifications in relation to such documents), all documents delivered under

                                                                               3

this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a Confirmation on behalf of that party or a solicitor acting for that party (or in the case of the Credit Support Document in respect of Party B, a solicitor acting for the Manager) has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4. MISCELLANEOUS

(a)     ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
        Agreement:

        Address for notices or communications to PARTY A:

        Address:         Commonwealth Bank of Australia
                         Level 1
                         48 Martin Place
                         Sydney  NSW  2000
                         AUSTRALIA

        Attention:       Manager, Securitisation

        Facsimile No.:   612 9378 2481

        Address for notices or communications to PARTY B:

        Address:         Perpetual Trustee Company Limited
                         Level 7
                         9 Castlereagh Street
                         Sydney  NSW  2000
                         AUSTRALIA

        Attention:       Manager, Securitisation Services

        Facsimile No.:   612 9221 7870

        Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

        Address:         Securitisation Advisory Services Pty. Limited
                         Level 6
                         48 Martin Place
                         Sydney  NSW  2000
                         AUSTRALIA

        Attention:       Manager, Securitisation

        Facsimile No.:   612 9378 2481

(b)     PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

        Party A appoints as its Process Agent: Not applicable.

        Party B appoints as its Process Agent: Not applicable.

(c)     OFFICES. The provisions of Section 10(a) will not apply to this
        Agreement.

(d)     MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

        Party A is not a Multibranch Party.

                                                                               4

        Party B is not a Multibranch Party.

(e)     CALCULATION AGENT.

        (i)   The Calculation Agent is:

              (A)   in respect of all notices, determinations and calculations in respect of amounts denominated in US$, the Agent Bank;
                    and

              (B)   in respect of all other notices, determinations and
                    calculations, the Manager.

        (ii)  All determinations and calculations by the Calculation Agent will:

              (A)   be made in good faith and in the exercise of its commercial reasonable judgment; and

              (B)   be determined, where applicable, on the basis of then
                    prevailing market rates or prices.

        All such determinations and calculations will be binding on Party A and
        Party B in the absence of manifest error. The Manager (or, if the
        Manager fails to do so and Party A notifies Party B, Party B) covenants in favour of Party A to use reasonable endeavours (including, without limitation, taking such action as is reasonably necessary to promptly enforce the obligations of the Agent Bank under the Agency Agreement) to ensure that the Agent Bank performs its obligations as Calculation Agent under this Agreement.

(f)     CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

        (i)   In relation to Party A: Not applicable.

        (ii)  In relation to Party B: The Security Trust Deed.

(g)     CREDIT SUPPORT PROVIDER.

        (i)   In relation to Party A: None.

        (ii)  In relation to Party B: None.

(h)     GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the State of New South Wales, except the Credit Support Annex, which will be governed by and construed in accordance with the laws in force in the State of New York as provided in Paragraph 13(m)(iv) of the Credit Support Annex. Section
        13(b)(i) is deleted and replaced by the following:

              "(i)  submits to the non-exclusive jurisdiction of the courts of the State of New South Wales and courts of appeal from
                    them; and".

(i)     NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions.

(j)     "AFFILIATE" will have the meaning specified in Section 14 of this
        Agreement. However, for the purposes of Section 3(c) Party A and Party B are deemed not to have any Affiliates.

PART 5. OTHER PROVISIONS

(1)     PAYMENTS: In Section 2:

        (a)   In Section 2(a)(i) add the following sentence:

                                                                               5

              "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any).".

        (b)   In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

              "Unless specified otherwise in this Agreement, payments under this
              Agreement by:

              (i)   Party A, will be made by 10.00 am (New York time); and

              (ii)  Party B, will be made by 4.00pm (Sydney time),

              on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

        (c)   Insert a new paragraph (iv) in Section 2(a) immediately after
              Section 2(a)(iii) as follows:

              "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has
                    satisfied all its payment obligations under Section 2(a)(i)
                    of this Agreement and has no future payment obligations,
                    whether absolute or contingent under Section 2(a)(i).".

        (d)   Insert a new paragraph (v) in Section 2(a) immediately after
              Section 2(a)(iv) as follows:

              "(v)  Where payments are due pursuant to Section 2(a)(i) by Party
                    A to Party B (the "PARTY A PAYMENT") and by Party B to
                    Party A (the "PARTY B PAYMENT") on the same day, then Party
                    A's obligation to make the Party A Payment will be subject to the condition precedent (which will be an "applicable
                    condition precedent" for the purpose of Section
                    2(a)(iii)(3)) that Party A first receives either:

                    (1)  the Party B Payment; or

                    (2)  confirmation from Party B's bank that it holds
                         irrevocable instructions to effect payment of the
                         Party B Payment and that funds are available to make
                         payment.".

        (e)   Add the following new sentence to Section 2(b):

              "Each new account so designated shall be in the same tax
              jurisdiction as the original account.".

        (f)   Delete Section 2(d)(i)(4) in its entirety.

        (g)   In Section 2(d)(ii)(1) delete the following words where they appear:

              "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

(2)     PARTY B'S PAYMENT INSTRUCTIONS: Party B irrevocably authorises and instructs Party A to make payment of:

                                                                               6

        (i)   the Initial Exchange Amount due from Party A to Party B in respect of the Initial Exchange Date by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

        (ii)  any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal
              Paying Agent to Party A for that purpose.

(3)     PARTY A'S PAYMENT INSTRUCTIONS: Party A irrevocably authorises and instructs Party B to make payment of:

        (i)   any amount denominated in A$ due from Party B to the account in
              Sydney notified in writing by Party A to Party B from time to time; and

        (ii)  any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(4)     REPRESENTATIONS: In Section 3:

        (a)   Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following: "(including in the case of a party being an ADI (as that term is defined in the
              Banking Act, 1959 (Cth)), section 86 of the Reserve Bank Act, 1959
              (Cth) and section 13A(3) of the Banking Act, 1959 (Cth) or any other analogous provision under any law applicable to a party).".

        (b)   RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

              (i)   NON-RELIANCE. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has
                    made its own independent decisions to enter into that
                    Transaction and as to whether that Transaction is
                    appropriate or proper for it based upon its own judgment
                    (and in the case of Party B, also on the judgment of the
                    Manager) and upon advice from such advisers as it has
                    deemed necessary. It is not relying on any communication
                    (written or oral) of any other party as investment advice
                    or as a recommendation to enter into that Transaction; it
                    being understood that information and explanations related to the terms and conditions of a Transaction will not be
                    considered investment advice or a recommendation to enter
                    into that Transaction. No communication (written or oral)
                    received from any other party will be deemed to be an
                    assurance or guarantee as to the expected results of that
                    Transaction.

              (ii)  EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the
                    terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that
                    Transaction.

              (iii) STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

        (c)   Insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

                                                                               7

        "(g)  SERIES TRUST. By Party B, in respect of Party B only:

              (i)   TRUST VALIDLY CREATED. The Series Trust has been validly
                    created and is in existence at the Trade Date of the first occurring Transaction.

              (ii)  SOLE TRUSTEE. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the
                    Series Trust.

              (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or
                    direction or notice has been given, removing it as trustee of the Series Trust.

              (iv)  POWER. It has power under the Master Trust Deed to:

                    (A)  enter into and perform its obligations under this
                         Agreement and each Credit Support Document in relation
                         to Party B in its capacity as trustee of the Series
                         Trust; and

                    (B)  mortgage or charge the Assets of the Series Trust in
                         the manner provided in the Credit Support Document in
                         relation to Party B,

                    and its entry into this Agreement and each Credit Support
                    Document in relation to Party B is in the interests of the beneficiaries of the Series Trust and does not constitute a breach of trust.

              (v)   GOOD TITLE. It is the lawful owner of the Assets of the
                    Series Trust and, subject only to the Credit Support
                    Document in relation to Party B and any Security Interest
                    permitted under the Credit Support Document in relation to
                    Party B, those Assets are free of all other Security
                    Interests (except for Party B's right of indemnity out of
                    the Assets of the Series Trust).

              (vi)  ELIGIBLE CONTRACT PARTICIPANT. The Series Trust was not
                    formed for the specific purpose of constituting an
                    "eligible contract participant" under the Commodity
                    Exchange Act.

              (vii) TOTAL ASSETS. As at close of business on the Trade Date of the first occurring Transaction, following the issue of the
                    Relevant Notes and provided that the aggregate Invested
                    Amount of the Relevant Notes upon issue exceeds
                    USD10,000,000, the Series Trust will have total assets
                    exceeding USD10,000,000.

        (h)   NON-ASSIGNMENT. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security
              Interests created under each Credit Support Document in relation to Party B.

        (i)   CONTRACTING AS PRINCIPAL. Each existing Transaction has been entered into by that party as principal and not otherwise.".

                                                                               8

(5)     EVENT OF DEFAULT: In Section 5(a):

        (a)   FAILURE TO PAY OR DELIVER: delete paragraph (i) and replace it with the following:

              "(i)  FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery
                    under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before:

                    (1)  where the failure is by Party B, 10.00am on the tenth day after notice of such failure is given to Party B;
                         and

                    (2)  where the failure is by Party A, 10.00am on the tenth day after notice of such failure is given to Party A;";

        (b)   CONSEQUENTIAL AMENDMENTS:

              (i)   delete "or" at the end of Section 5(a)(vii); and

              (ii)  replace the full stop at the end of Section 5(a)(viii) with
                    "; or"; and

        (c)   DOWNGRADE OBLIGATIONS: insert the following new paragraph (ix):

              "(ix) DOWNGRADE OBLIGATIONS. In respect of Party A only, Party A fails to comply with Part 5(22) of the Schedule if such
                    failure is not remedied on or before the tenth Business Day
                    (or such later day as Party B and the Manager may agree and which the Rating Agencies confirm in writing will not
                    result in a reduction, qualification or withdrawal of the
                    credit ratings then assigned by them to the Relevant Notes)
                    after notice of such failure is given to Party A.".

(6)     TERMINATION EVENTS:

        (a)   ILLEGALITY: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or
              prohibitions which would otherwise constitute an Illegality for the purposes of Sections 5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that, following the occurrence of that event:

              (i)   neither Party A nor Party B will be entitled to designate
                    an Early Termination Date in respect of that Transaction as a result of that event occurring;

              (ii)  payment by Party B in accordance with Part 5(3) of this
                    Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

              (iii) Party A's obligations in respect of that Transaction or this Agreement will, to the extent permitted by law, be
                    unaffected by the occurrence of that event.

        (b)   PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

              (i)   Notwithstanding Part 1(c)(iii) of this Schedule, but
                    subject to Section 6(b)(ii), Party A may designate an Early
                    Termination Date if it is an Affected Party following a Tax
                    Event but only if the Relevant Note Trustee has notified
                    the parties in writing that it is satisfied that all
                    amounts owing to the Relevant Noteholders will be paid in
                    full on the date on which the Relevant Notes are to be
                    redeemed.

                                                                               9

              (ii)  If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and
                    obligations under this Agreement and each Transaction to an
                    Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and
                    all its unperformed and future obligations under this
                    Agreement and each Transaction to any person provided that:

                    (A)  each Rating Agency has confirmed in writing that the
                         transfer will not result in a reduction, qualification
                         or withdrawal of the credit ratings then assigned by
                         them to the Relevant Notes; and

                    (B)  that person has a long term credit rating assigned by each Rating Agency of at least the long term credit
                         rating assigned by that Rating Agency to Party A, as
                         at the date of this Agreement.

(7)     TERMINATION:

        (a)   TERMINATION BY TRUSTEE: Party B must not designate an Early
              Termination Date without the prior written consent of the Relevant
              Note Trustee.

        (b)   TERMINATION BY THE RELEVANT NOTE TRUSTEE: If following an Event of
              Default or Termination Event, Party B does not exercise its right to terminate a Transaction, then the Relevant Note Trustee may designate an Early Termination Date in relation to that
              Transaction as if it were a party to this Agreement.

        (c)   TERMINATION PAYMENTS BY PARTY B: Notwithstanding Section 6(d)(ii),
              any amount calculated as being due by Party B in respect of any
              Early Termination Date under Section 6(e) will be payable on the
              Distribution Date immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Distribution Date) except to the extent that such amount may be satisfied from an earlier distribution under the Security Trust Deed or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(17)(b) of this Schedule.

        (d)   TRANSFERS TO AVOID TERMINATION: Section 6(b)(ii) is amended as follows:

              (i)   The following sentence is added at the end of the second
                    paragraph:

                    "However, if Party A is that other party it must, if so
                    requested by the Manager, use reasonable efforts (which
                    will not require Party A to incur a loss, excluding
                    immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Rating Agencies have given prior written confirmation to the Manager that such a transfer
                    will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant
                    Notes.".

              (ii)  The third paragraph is deleted and replaced with the following:

                    "Any such transfer by a party under this Section 6(b)(ii)
                    will be subject to and conditional upon the prior written
                    consent of the other party, which consent will not be
                    withheld:

                    (1)  where the other party is Party A, if Party A's
                         policies in effect at such time would permit it to
                         enter into transactions with the transferee on the
                         terms proposed; or

                                                                              10

                    (2)  where the other party is Party B, if the Rating
                         Agencies have confirmed in writing that such transfer
                         will not result in a reduction, qualification or
                         withdrawal of the credit ratings then assigned by them
                         to the Relevant Notes.".

        (e)   DETERMINATION OF MARKET QUOTATION BY PARTY B: If Party B is
              required to determine a Market Quotation in respect of a
              Terminated Transaction pursuant to Section 6(e), Party B must consult with Party A in relation to such determination prior to making the determination and must provide to each Reference
              Market-maker in relation to the Market Quotation such information in relation to the Terminated Transaction, provided by Party A to
              Party B, as Party A may reasonably request.

(8)     NO SET-OFF: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)     TRANSFER: Section 7 is replaced with:

        "7.   ESSENTIAL TERM: TRANSFER

        (a)   Neither the interests nor the obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to the Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

        (b)   Nothing in this Section 7:

              (i)   restricts a transfer by a party after the other parties
                    have agreed to the variation of this Agreement in
                    accordance with Part 5(20) of the Schedule to the extent
                    necessary to permit such transfer;

              (ii)  restricts a novation of the interests and obligations of a party in or under this Agreement (including any
                    Transaction) for the purposes of giving effect to a
                    transfer under Section 6(b)(ii);

              (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting
                    Party under Section 6(e);

              (iv)  restricts a transfer by Party B or the Manager to a
                    Substitute Trustee or Substitute Manager, respectively, in accordance with the Master Trust Deed;

              (v)   restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document
                    in relation to Party B; or

              (vi)  limits Parts 5(6)(b)(ii) or 5(22) of the Schedule.

        (c)   Each party acknowledges that the other party enters into this
              Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this
              Agreement (including each Transaction).".

(10)    FACSIMILE TRANSMISSION: In Section 12:

        (a)   delete Section 12(a)(ii); and

        (b)   replace Section 12(a)(iii) with:

                                                                              11

                    "(iii) if sent by facsimile transmission, on the date a
                           transmission report is produced by the machine from
                           which the facsimile was sent which indicates that the
                           facsimile was sent in its entirety to the facsimile
                           number of the recipient notified for the purpose of
                           this Section unless the recipient notifies the sender
                           within one Business Day of the facsimile being sent
                           that the facsimile was not received in its entirety
                           in legible form;".

(11)    DEFINITIONS

        In this Agreement, unless the contrary intention appears:

        (a)   MASTER TRUST DEED: subject to Part 5(11)(h) of this Schedule, unless defined in this Agreement words and phrases defined in the
              Master Trust Deed and the Series Supplement have the same meaning in this Agreement. Subject to Part 5(11)(h) of this Schedule, where there is any inconsistency in a definition between this
              Agreement (on the one hand) and the Master Trust Deed or the
              Series Supplement (on the other hand), this Agreement prevails.
              Where there is any inconsistency in a definition between the
              Master Trust Deed (on the one hand) and the Series Supplement (on the other hand), the Series Supplement prevails over the Master
              Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master
              Trust Deed in relation to a Series Trust (as defined in the Master
              Trust Deed) such words or phrases are to be construed in this
              Agreement, where necessary, as being used only in relation to the
              Series Trust;

        (b)   TRUSTEE CAPACITY:

              (i)   a reference to Party B is a reference to Party B in its
                    capacity as trustee of the relevant Series Trust only, and in no other capacity;

              (ii)  a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets,
                    business or money of Party B in the capacity referred to in paragraph 11(b)(i) only; and

              (iii) without limiting the foregoing, Section 5(a)(vii) will only apply to Party B in its capacity as trustee of the relevant
                    Series Trust and:

                    (A)    reference in Section 5(a)(vii)(1) to Party B being
                           dissolved is to the relevant Series Trust being
                           dissolved;

                    (B)    Party B in its capacity as trustee of the relevant
                           Series Trust is not insolvent or unable to pay its
                           debts for the purposes of Section 5(a)(vii)(2) to the
                           extent that its obligation to make any payment is
                           limited by any provision in a Transaction Document in
                           relation to the Series Trust; and

                    (C)    the appointment of a Substitute Trustee in relation
                           to the Series Trust in accordance with the Master
                           Trust Deed is not, of itself, an event to which
                           Section 5(a)(vii) applies in relation to Party B.

        (c)   DEFINITIONS: in Section 14:

              (i)   replace the definitions of "AFFECTED TRANSACTIONS" and
                    "LOCAL BUSINESS Day" with the following:

                                                                              12

                    ""AFFECTED TRANSACTIONS" means, with respect to a
                    Termination Event, all Transactions."; and

                    ""LOCAL BUSINESS DAY" has the same meaning as "BUSINESS
                    DAY"."; and

              (ii)  insert the following new definitions:

                    ""BBSW" or "AUD-BBR-BBSW" in relation to a Calculation
                    Period means the rate appearing at approximately 10.00 am
                    Sydney time on the Reset Date for that Calculation Period
                    on the Reuters Screen page "BBSW" as being the average of
                    the mean buying and selling rates appearing on that page
                    for a bill of exchange having a tenor of three months. If:

                    (a)  on that Reset Date fewer than 4 banks are quoted on
                         the Reuters Screen page "BBSW"; or

                    (b)  for any other reason the rate for that day cannot be
                         determined in accordance with the foregoing
                         procedures,

                    then "BBSW" or "AUD-BBR-BBSW" means such rate as is
                    specified by the Calculation Agent having regard to
                    comparable indices then available.

                    "CREDIT SUPPORT ANNEX" means the Credit Support Annex
                    annexed to this Agreement.

                    "DISTRIBUTION DATE" has the meaning given in Section 16.

                    "MASTER TRUST DEED" means the Master Trust Deed dated 8
                    October 1997 between Party B and the Manager, as amended
                    from time to time.

                    "PRESCRIBED RATING PERIOD" means in relation to the credit ratings assigned by the Rating Agencies to Party A:

                    (a)  a period of 30 Business Days from the date when a
                         credit rating assigned by a Rating Agency to Party A
                         is less than the relevant Prescribed Rating but
                         greater than or equal to a short term credit rating of
                         A-1 by S&P or a long term credit rating of A- by S&P
                         and a long term credit rating of A3 by Moody's and a
                         short term credit rating of P-2 by Moody's; and

                    (b)  a period of 5 Business Days from the date when a
                         credit rating assigned by a Rating Agency to Party A
                         is less than a short term credit rating of A-1 by S&P
                         or a long term credit rating of A- by S&P and a short
                         term credit rating of P-2 by Moody's and a long term
                         credit rating of A3 by Moody's.

                    "PRESCRIBED RATINGS" means a short term credit rating of
                    A-1+ by S&P or a long term credit rating of AA- by S&P, and a long term credit rating of A2 by Moody's and a short term credit rating of P-1 by Moody's.

                    "RELEVANT CALCULATION AMOUNT" has the meaning given in
                    Section 16.

                    "RELEVANT NOTES" has the meaning given in Section 16.

                    "RELEVANT NOTE TRUSTEE" has the meaning given in Section
                    16.

                                                                              13

                    "RELEVANT NOTEHOLDERS" has the meaning given in Section 16.

                    "SCHEDULED MATURITY DATE" has the meaning given in Section
                    16.

                    "SECURITY TRUST DEED" has the meaning given to it in
                    Section 16.

                    "SERIES SUPPLEMENT" has the meaning given in Section 16.

                    "SERIES TRUST" has the meaning given in Section 16.

        (d)   INTERPRETATION:

              (i)   references to time are references to Sydney time;

              (ii)  a reference to "WILFUL DEFAULT" in relation to Party B means, subject to Part 5(11)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction
                    Document, other than a failure or breach which:

                    A.   (1)  arises as a result of a breach of a Transaction
                              Document by a person other than:

                              (a)  Party B; or

                              (b)  any other person referred to in Part
                                   5(11)(d)(iii) of this Schedule; and

                         (2)  the performance of the action (the
                              non-performance of which gave rise to such
                              breach) is a precondition to Party B performing
                              the said obligation;

                    B.   is in accordance with a lawful court order or
                         direction or required by law; or

                    C.   is in accordance with any proper instruction or
                         direction of the Investors given at a meeting convened
                         under the Master Trust Deed;

              (iii) a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL
                    DEFAULT" of Party B means the fraud, negligence or wilful
                    default of Party B and of its officers, employees, agents
                    and any other person where Party B is liable for the acts
                    or omissions of such other person under the terms of any
                    Transaction Document;

              (iv)  a reference to "NEITHER PARTY" will be construed as a reference to "NO PARTY"; and

              (v)   a reference to "OTHER PARTY" will be construed as a
                    reference to "OTHER PARTIES".

        (e)   ISDA DEFINITIONS: The 2000 ISDA Definitions (as published by the
              International Swaps and Derivatives Association, Inc ("ISDA"))
              (the "2000 ISDA DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

        (f)   INCONSISTENCY: Subject to Part 5(11)(a) of this Schedule, unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

                                                                              14

              (i)   any Confirmation;

              (ii)  this Schedule and Section 13 ("Elections and Variables") of the Credit Support Annex (as applicable);

              (iii) the 2000 ISDA Definitions; and

              (iv)  the printed form of the 1992 ISDA Master Agreement and the printed form of the ISDA Credit Support Annex which form
                    part of this Agreement.

        (g)   SWAP TRANSACTION: Any reference to a:

              (i)   "SWAP TRANSACTION" in the 2000 ISDA Definitions is deemed
                    to be a reference to a "TRANSACTION" for the purpose of
                    interpreting this Agreement or any Confirmation; and

              (ii)  "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "SWAP TRANSACTION" for the
                    purpose of interpreting the 2000 ISDA Definitions.

        (h)   INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
              PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction
              Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other
              Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(12)    LIMITATION OF LIABILITY: Insert the following as Sections 15 and 16, after Section 14:

        "15.  PARTY B'S LIMITATION OF LIABILITY

              (a)   (LIMITATION ON PARTY B'S LIABILITY): Party B enters into
                    this Agreement only in its capacity as trustee of the
                    relevant Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of
                    the relevant Series Trust arising under or in connection
                    with this Agreement is limited to and can be enforced
                    against Party B only to the extent to which it can be
                    satisfied out of the Assets of that Series Trust out of
                    which Party B is actually indemnified for the liability.
                    This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section
                    15(c)) and extends to all liabilities and obligations of
                    Party B in any way connected with any representation,
                    warranty, conduct, omission, agreement or transaction
                    related to this Agreement.

              (b)   (CLAIMS AGAINST PARTY B): The parties other than Party B
                    may not sue Party B in respect of liabilities incurred by
                    Party B acting in its capacity as trustee of a Series Trust in any other capacity other than as trustee of that Series
                    Trust, including seeking the appointment of a receiver
                    (except in relation to Assets of that Series Trust), or a
                    liquidator, or an administrator, or any similar person to
                    Party B or prove in any liquidation, administration or
                    similar arrangements of or affecting Party B (except in
                    relation to the Assets of that Series Trust).

              (c)   (BREACH OF TRUST): The provisions of this Section 15 will
                    not apply to any obligation or liability of Party B to the extent that it is not satisfied

                                                                              15

                    because under the Master Trust Deed, the corresponding
                    Series Supplement or any other corresponding Transaction
                    Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of
                    the relevant Series Trust, as a result of Party B's fraud, negligence or wilful default.

              (d)   (ACTS OR OMISSIONS): It is acknowledged that the Relevant
                    Parties are responsible under the corresponding Transaction
                    Documents for performing a variety of obligations relating to the relevant Series Trust. No act or omission of Party B
                    (including any related failure to satisfy its obligations
                    or any breach of representation or warranty under this
                    Agreement) will be considered fraudulent, negligent or a
                    wilful default of Party B for the purpose of paragraph (c)
                    of this Section 15 to the extent to which the act or
                    omission was caused or contributed to by any failure by any such Relevant Person or any other person appointed by Party
                    B under such a Transaction Document (other than a person
                    whose acts or omissions Party B is liable for in accordance with any such Transaction Document) to fulfil its
                    obligations relating to the relevant Series Trust or by any other act or omission of the Manager or the Servicer or any other such person.

              (e)   (NO OBLIGATION): Party B is not obliged to enter into any
                    commitment or obligation under this Agreement or any
                    Transaction Document (including incur any further
                    liability) unless Party B's liability is limited in a
                    manner which is consistent with this Section 15 or
                    otherwise in a manner satisfactory to Party B in its
                    absolute discretion.

        16.   SEGREGATION

              Party B will enter into each Transaction as trustee of a Series
              Trust. Each Confirmation in relation to a Transaction must specify the name of the Series Trust to which the Transaction relates.
              Notwithstanding anything else in this Agreement, but without limiting the generality of Section 15, the provisions of this
              Agreement (including, without limitation, the Credit Support
              Annex) shall have effect severally in respect of each Series Trust and shall be enforceable by or against Party B in its capacity as trustee of the relevant Series Trust as though a separate
              Agreement applied between Party A, Party B (in its capacity as trustee of the Series Trust specified in the relevant
              Confirmation) and the Manager for each of Party B's said several capacities, to the intent that (inter alia):

              (a)   (REFERENCES TO PARTY B): unless the context indicates a
                    contrary intention, each reference to "Party B" in this
                    Agreement shall be construed as a several reference to
                    Party B in its respective capacities as trustee of each
                    Series Trust;

              (b)   (SEPARATE AGREEMENTS): this Master Agreement including,
                    without limitation, this Schedule and the Credit Support
                    Annex together with each Confirmation relating to a
                    particular Series Trust will form a single separate
                    agreement between Party A, the Manager and Party B in its
                    capacity as trustee of that Series Trust and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, the Manager or Party B
                    shall be construed accordingly as a several reference to
                    each mutual set of obligations arising under each such
                    separate agreement between Party A, the Manager and Party B in its several capacity as trustee of the relevant Series
                    Trust;

                                                                              16

     (c)  (REPRESENTATIONS): representations made and agreements entered by the parties under this Agreement are made and entered severally by Party B in its respective capacities as trustee of each Series Trust and in respect of the relevant Series Trust and may be enforced by Party B against Party A or the Manager severally in Party B's said several capacities (and by Party A or the Manager against Party B in Party B's said several capacities);

     (d)  (TERMINATION): rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B severally in Party B's respective capacities as trustee of each Series
          Trust, and only accrue to Party B against Party A severally in Party
          B's said several capacities;

     (e)  (EVENTS OF DEFAULT AND TERMINATION EVENTS): without limiting Section
          15, the occurrence of an Event of Default or Termination Event in respect of one Series Trust shall not in itself constitute an Event of
          Default or Termination Event in respect of any other Series Trust; and

     (f)  (DEFINITIONS):

          (i)   the term "SERIES TRUST":

                (A)  in this Section 16, means each Series Trust (as defined in the Master Trust Deed) specified or to be specified, as the context requires, as the relevant Series Trust in the
                     Confirmation for a Transaction; and

                (B)  elsewhere in this Agreement, means each such Series Trust severally in accordance with the preceding provisions of
                     this Section 16;

          (ii)  the term "TRANSACTION":

                (A)  in this Section 16, means each Transaction governed by this
                     Agreement; and

                (B)  elsewhere in this Agreement, means each such Transaction entered into by the trustee as Trustee of the relevant
                     Series Trust;

          (iii) the term "AGREEMENT":

                (A)  in this Section 16, and elsewhere if so specified, means this Master Agreement, including, without limitation, this
                     Schedule and the Credit Support Annex, and all
                     Confirmations governed by this Master Agreement; and

                (B)  elsewhere, unless specified otherwise, means the separate agreement referred to in Section 16(b) in respect of each
                     particular Series Trust;

          (iv)  the terms "DISTRIBUTION DATE", "RELEVANT CALCULATION AMOUNT",
                "RELEVANT NOTE TRUSTEE", "RELEVANT NOTES", "RELEVANT
                NOTEHOLDERS", "SCHEDULED MATURITY DATE", "SECURITY TRUST DEED"
                and "SERIES SUPPLEMENT" in this

                                                                              17

                Agreement to the extent that it applies in relation to a Series
                Trust have the respective meanings given to them in the
                Confirmations for the Transactions of that Series Trust.".

(13) FURTHER ASSURANCES: Each party will, upon request by the other party (the
     "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master
     Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this
     Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14) PROCEDURES FOR ENTERING INTO TRANSACTIONS

     (a)  With respect to each Transaction entered into pursuant to this
          Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the
          Manager a Confirmation substantially in the form set out in Annexure 1
          (or in such other form as may be agreed between Party A, Party B and the Manager), and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

     (b)  Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(15) AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any Confirmation, notice or other written communication, which is issued in respect of this Agreement and which is purported to be signed on behalf of another party by a person specified in the certificate provided by that other party under Part 3(b)
     of this Schedule, is authorised by that other party.

(16) RECORDED CONVERSATIONS: Each party:

     (a)  consents to the electronic recording of its telephone conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

     (b)  will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

     (c)  acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

     (d)  acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(17) REPLACEMENT CURRENCY SWAP AGREEMENT:

     (a)  If any Transaction under this Agreement is terminated prior to the day upon which the Relevant Notes are redeemed in full, Party B may, at the direction of the Manager, enter into one or more currency swaps which replace that Transaction (collectively a "REPLACEMENT CURRENCY
          SWAP") provided that:

          (i)  the Rating Agencies confirm in writing that the entry into the
               Replacement Currency Swap by Party B does not result in a
               reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; and

                                                                              18

          (ii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

     (b)  If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(17)(a) of this Schedule, Party B must, on the direction of the Manager, pay any upfront premium to enter into the Replacement Currency Swap received by Party B from the Replacement Currency Swap provider to Party A in satisfaction of and to the extent of Party B's obligation to pay the
          Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as an Expense.

     (c)  If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(17)(a) of this Schedule, Party B may direct Party A to pay that amount to the
          Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the
          Replacement Currency Swap.

     (d)  The obligations of Party B (and the rights of Party A) under this Part
          5(17) will survive the termination of this Agreement.

(18) KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any
     Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a
     Related Body Corporate of that party's) obligations in relation to the
     Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) RESTRICTIONS ON PARTY B'S RIGHTS: Party B must at all times act in accordance with the instructions of the Manager in relation to this
     Agreement.

(20) AMENDMENT TO THIS AGREEMENT: The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

(21) APPOINTMENT OF MANAGER: Party B hereby exclusively appoints the Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager's authority to act on behalf of Party B in accordance with this Part 5(21).

(22) RATINGS DOWNGRADE:

     (a)  (DOWNGRADE): If, as a result of the reduction or withdrawal of the credit rating of Party A, Party A is assigned a credit rating by a
          Rating Agency less than the relevant Prescribed Rating, Party A must by the expiry of the Prescribed Rating Period in relation to the credit ratings assigned by the Rating Agencies to Party A at that time
          (or such greater period as is agreed to in writing by each relevant
          Rating Agency), at its cost alone and at its election:

                                                                              19

          (i)   provided that the short term credit rating by S&P is greater than or equal to A-1 or the long term credit rating by S&P is greater than or equal to A-, lodge collateral in accordance with the Credit Support Annex in an amount equal to the Collateral
                Amount as defined in Part 5(22)(b) of this Schedule;

          (ii)  enter into an agreement novating Party A's rights and obligations under this Agreement and each Transaction to a replacement counterparty acceptable to the Manager and which the
                Rating Agencies confirm in writing will not result in a
                reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; or

          (iii) enter into such other arrangements in respect of each
                Transaction which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

          Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation).

     (b)  (COLLATERAL AMOUNT): For the purpose of this Part 5(22) the Collateral
          Amount will be an amount equal to the greater of the following:

          (i)   zero;

          (ii)  if the credit rating of Party A is below the Prescribed Rating in relation to S&P, CCR; and

          (iii) if the credit rating of Party A is below the Prescribed Rating in relation to Moody's, an amount acceptable to Moody's and sufficient to maintain the credit rating assigned to the
                Relevant Notes by Moody's immediately prior to the review of the credit rating of Party A by Moody's.

          Where:

          CCR = CR x 1.030

          CR = MTM + VB

          MTM means the aggregate mark-to-market value (whether positive or negative) of each Transaction determined in accordance with Part
          5(22)(c) of this Schedule no earlier than 3 Business Days prior to the date that the Collateral Amount is lodged.

          VB means the volatility buffer, being the value calculated by multiplying the Relevant Calculation Amount as at the most recent
          Distribution Date by the relevant percentage obtained from the following table:

                  WHERE THE PERIOD       WHERE THE PERIOD
                  BETWEEN THE DATE      BETWEEN THE DATE OF
                  OF RECALCULATION     RECALCULATION AND THE     WHERE THE PERIOD BETWEEN
                  AND THE SCHEDULED   SCHEDULED MATURITY DATE    THE DATE OF RECALCULATION
PARTY A'S LONG    MATURITY DATE IS    IS GREATER THAN 5 YEARS   AND THE SCHEDULED MATURITY
  TERM CREDIT    LESS THAN OR EQUAL   AND LESS THAN OR EQUAL      DATE IS GREATER THAN 10
 RATING BY S&P       TO 5 YEARS             TO 10 YEARS                    YEARS
--------------   ------------------   -----------------------   --------------------------

A+                      1.05                    1.75                        3.0
A                       1.35                    2.45                        4.5
A-                       1.5                    3.15                          6

                                                                              20

     (c)  (MARK TO MARKET VALUE): If collateral has been lodged or is to be lodged under Part 5(22)(a)(i) of this Schedule and Part 5(22)(b)(ii)
          of this Schedule applies, Party A must calculate the mark-to-market value of each Transaction by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide each Transaction in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

     (d)  (RECALCULATION): If collateral has been lodged under Part 5(22)(a)(i)
          of this Schedule then, unless collateral is no longer required to be lodged in accordance with Part 5(22)(a) of this Schedule, Party A must recalculate the Collateral Amount (including, if Part 5(22)(b)(ii) of this Schedule applies, the CCR and the mark-to-market value) on each
          Valuation Date. If:

          (i)  the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is less than the recalculated
               Collateral Amount, the difference is the Delivery Amount in relation to that Valuation Date; or

          (ii) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is greater than the recalculated
               Collateral Amount, the difference is the Return Amount in
               relation to that Valuation Date.

     (e)  (DEFINITIONS): For the purposes of this Part 5(22) "Delivery Amount",
          "Posted Credit Support", "Return Amount", "Secured Party", "Value" and
          "Valuation Date" have the same meaning as in the Credit Support Annex.

(23) NO AMENDMENT: Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document in relation to the Series Trust dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys relating to the
     Series Trust without the prior written consent of Party A.

                                                                              21

ANNEXURE 1

                   FORM OF CONFIRMATION [NAME OF SERIES TRUST]

                             [LETTERHEAD OF PARTY A]

[DATE]

TO: Perpetual Trustee Company Limited    Securitisation Advisory Services Pty.
    as trustee of the Series Trust       Limited
    Level 12                             Level 7
    123 Pitt Street                      48 Martin Place
    Sydney NSW 2000                      Sydney NSW 2000
    AUSTRALIA                            AUSTRALIA

    ATTENTION: Manager, Securitisation   ATTENTION: Manager, Securitisation
               Services

CONFIRMATION - [NAME OF TRANSACTION]

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the terms specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited, ABN 42
000 001 007 as trustee of the Medallion Trust Series [________] (the "SERIES
TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [________], as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited ABN 42 000 001 007
as trustee of, inter alia, the Series Trust ("PARTY B") and Securitisation
Advisory Services Pty. Limited ABN 88 064 133 946 (the "MANAGER"). All
provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.  OUR REFERENCE:               [_______________]

2.  TRADE DATE:                  [_______________]

3.  EFFECTIVE DATE:              Issue Date in respect of the Relevant Notes

4.  TERMINATION DATE:            The earlier of:

                                 (a)  the date that the Relevant Notes have been
                                      redeemed in full in accordance with the
                                      Note Conditions; and

                                 (b)  the Scheduled Maturity Date.

                                                                              22

5.  FLOATING AMOUNTS

5.1 FLOATING AMOUNTS PAYABLE BY PARTY A
    (SUBJECT TO PARAGRAPH 9 OF THIS
    CONFIRMATION):

(A) Floating Rate Payer:         Party A

    Calculation Amount:          For each Floating Rate Payer Payment Date, the
                                 aggregate Invested Amount of the Relevant Notes
                                 as at the first day of the Calculation Period
                                 ending on but excluding that Floating Rate
                                 Payer Payment Date. The Calculation Amount for
                                 the initial Calculation Period will be
                                 USD1,000,000,000. The Calculation Amount will
                                 not ever exceed USD1,000,000,000 for any
                                 Calculation Period.

    Floating Rate Payer          Each Distribution Date during the period
    Payment Dates:               commencing on and including [________] and
                                 ending on and including the Termination Date,
                                 subject to adjustment in accordance with the
                                 Following Business Day Convention

    Floating Rate Option:        USD-LIBOR-BBA except that:

                                 (a)  references to "London Banking Days" in
                                      section 7.1(a)(w)(xvii) and (xx) of the
                                      Annex (June 2000 version) to the 2000 ISDA
                                      Definitions will be replaced with
                                      references to "Banking Days" as that
                                      expression is defined in the Note
                                      Conditions:

                                 (b)  references to "Telerate Page 3750" in
                                      section 7.1(w)(xvii) of the Annex (June
                                      2000 version) to the 2000 ISDA Definitions
                                      will be replaced with references to "Rate
                                      Page" as that expression is defined in the
                                      Note Conditions; and

                                 (c)  if USD-LIBOR-BBA cannot be determined in
                                      accordance with the 2000 ISDA Definitions
                                      as varied above (including endeavouring to
                                      determine a rate under the definition of
                                      "USD-LIBOR-Reference banks" in section
                                      7.1(w)(xx)), it will remain as the most
                                      recently determined rate obtained from a
                                      Rate Page for a preceding Calculation
                                      Period.

    Designated Maturity:         [_____] months

    Spread:                      [_________]

                                                                              23

    Floating Rate Day Count      Actual/360
    Fraction:

    Reset Dates:                 The first day of each Calculation Period

    Compounding:                 Inapplicable

(B) Class A-1 Unpaid Coupon      If on any Distribution Date there is an A$
    Amount:                      Class A-1 Unpaid Interest Amount, then on the
                                 Floating Rate Payer Payment Date which falls on
                                 that Distribution Date, Party A will pay to
                                 Party B an amount calculated as follows:

                                                  LIBOR
                                 $US UC = $A UC x ----- x US$ Exchange Rate
                                                  BBSW

                                 where:

                                 $US UC = the amount to be paid by Party A;

                                 $A UC =  the A$ Class A-1 Unpaid Interest
                                          Payment in relation to that
                                          Distribution Date;

                                 LIBOR =  the Floating Rate Option under this
                                          paragraph 5.1 in respect of the Reset
                                          Date which is the same day as that
                                          Floating Rate Payer Payment Date;

                                 BBSW =   the Floating Rate Option under
                                          paragraph 5.2 in respect of the Reset
                                          Date which is the same day as that
                                          Floating Rate Payer Payment Date.

5.2 FLOATING AMOUNTS PAYABLE
    BY PARTY B (SUBJECT TO
    PARAGRAPH 9 OF THIS
    CONFIRMATION):

(A) Floating Rate Payer:         Party B

    Calculation Amount:          For each Floating Rate Payer Payment Date, the
                                 A$ Equivalent of the aggregate Invested Amount
                                 of the Relevant Notes as at the first day of
                                 the Calculation Period ending on but excluding
                                 that Floating Rate Payer Payment Date

    Floating Rate Payer          Each Distribution Date during the period
    Payment Dates:               commencing on and including [_____] and ending
                                 on and including the Termination Date, subject
                                 to adjustment in accordance with the Following
                                 Business Day Convention

    Floating Rate Option:        AUD-BBR-BBSW

    Designated Maturity:         [_____] months

    Spread:                      [_________]

                                                                              24

    Floating Rate Day Count      Actual/365 (Fixed)
    Fraction:

    Reset Dates                  The first day of each Calculation Period

    Compounding:                 Inapplicable

(B) A$ Class A-1 Unpaid          If on any Distribution Date there is an A$
    Interest Amount:             Class A-1 Unpaid Interest Amount, then on the
                                 Floating Rate Payer Payment Date which falls on
                                 that Distribution Date Party B will pay to
                                 Party A the A$ Class A-1 Unpaid Interest
                                 Payment in relation to that Distribution Date.

5.3 NO LIMIT TO RIGHTS:          Nothing in paragraphs 5.1(b) or 5.2(b) is to be
                                 construed as limiting Party A's or Party B's
                                 rights in relation to a failure by the other to
                                 pay the full amount of a Floating Amount
                                 calculated in accordance with paragraphs 5.1(a)
                                 or 5.2(a), as applicable, on a Floating Rate
                                 Payer Payment Date (including any right to
                                 designate an Early Termination Date in
                                 accordance with Section 6(a) of the Agreement).

6.  EXCHANGES

6.1 INITIAL EXCHANGE:

    Initial Exchange Date:       Closing Date

    Party A Initial Exchange     The A$ Equivalent of the Party B Initial
    Amount:                      Exchange Amount, being A$[_____________]

    Party B Initial Exchange     The Initial Invested Amount of the Relevant
    Amount:                      Notes on the Issue Date, being US$[______]

                                 Notwithstanding Section 2(a)(ii) of the
                                 Agreement, Party A must pay the Party A Initial
                                 Exchange Amount to Party B by 4.00pm (Sydney
                                 time) on the Initial Exchange Date and Party B
                                 must pay Party A the Party B Initial Exchange
                                 Amount by 4.00pm (New York time) on the Initial
                                 Exchange Date. Section 2(a)(v) of the Agreement
                                 will not apply to the payments of the Initial
                                 Exchange Amounts.

6.2 INTERIM EXCHANGE:

    Interim Exchange Date:       Each Distribution Date (other than the Final
                                 Exchange Date)

    Party A Interim Exchange     In respect of an Interim Exchange Date means
    Amount:                      the US$ Equivalent of the A$ Class A-1
                                 Principal Amount in relation to the
                                 Distribution Date occurring on that Interim
                                 Exchange Date

    Party B Interim Exchange     In respect of an Interim Exchange Date means
                                 the

                                                                              25

    Amount:                      A$ Class A-1 Principal Amount in relation to
                                 the Distribution Date occurring on that Interim
                                 Exchange Date

6.3 FINAL EXCHANGE:

    Final Exchange Date:         Termination Date

    Party A Final Exchange       The US$ Equivalent of the A$ Class A-1
    Amount:                      Principal Amount in relation to the
                                 Distribution Date which is the Final Exchange
                                 Date

    Party B Final Exchange       The A$ Class A-1 Principal Amount in relation
    Amount:                      to the Distribution Date which is the Final
                                 Exchange Date

7.  EXCHANGE RATES:

    For the purpose of the
    definitions of "A$
    EQUIVALENT" and "US$
    EQUIVALENT":

    US$ Exchange Rate:           [__________________]

    A$ Exchange Rate:            [__________________]

8.  ACCOUNT DETAILS:

8.1 PAYMENTS TO PARTY A

    Account for payments in      The account notified in writing by Party A to
    US$                          Party B in accordance with Part 5(3)(ii) of the
                                 Schedule to the Agreement

    Account for payments in A$   The account notified in writing by Party A to
                                 Party B in accordance with Part 5(3)(i) of the
                                 Schedule to the Agreement

8.2 PAYMENTS TO PARTY B

    Account for payments in      The account notified in writing by the
    US$:                         Principal Paying Agent to Party A in accordance
                                 with Part 5(2)(ii) of the Schedule to the
                                 Agreement

    Account for payments in      The account notified in writing by Party B to
    A$:                          Party A in accordance with Part 5(2)(i) of the
                                 Schedule to the Agreement

9.  NOTIFICATIONS TO PARTY A     On or before the Determination Time in respect
                                 of each Distribution Date the Manager must
                                 notify Party A in writing of:

                                 (a)  the A$ Class A-1 Principal Amount which
                                      the Manager has directed Party B to pay to
                                      Party A on that Distribution Date pursuant
                                      to clause 10.5(b)(i) of the Series
                                      Supplement;

                                                                              26

                                 (b)  the A$ Class A-1 Interest Payment in
                                      relation to that Distribution Date;

                                 (c)  the amounts (if any) allocated to the
                                      Class A-1 Notes in respect of any
                                      Principal Charge-off or Principal
                                      Charge-off Reimbursement on the
                                      immediately preceding Determination Date
                                      in accordance with Conditions 7.9 and 7.10
                                      of the Note Conditions; and

                                 (d)  the A$ Class A-1 Unpaid Interest Payment
                                      (if any) in relation to that Distribution
                                      Date.

10. OFFICES:                     The Office of Party A for each Transaction is
                                 Sydney.

                                 The Office of Party B for each Transaction is
                                 Sydney.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of
COMMONWEALTH BANK
OF AUSTRALIA ABN 48 123 123 124

By:
    --------------------------------
    (Authorised Officer)

Name:

Title:

CONFIRMED AS AT THE DATE FIRST WRITTEN   CONFIRMED AS AT THE DATE FIRST WRITTEN
ABOVE:                                   ABOVE:

SIGNED for and on behalf of              SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY LIMITED ABN    SECURITISATION ADVISORY SERVICES PTY.
42 000 001 007 as trustee of the         LIMITED ABN 88 064 133 946
Medallion Trust Series [___]

By:                                      By:
    ----------------------------------       -----------------------------------
    (Authorised Officer)                     (Authorised Officer)

Name:                                    Name:

Title:                                   Title:

                                                                              27

DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the
Series Trust, unless the context otherwise requires:

"A$ CLASS A-1 UNPAID INTEREST PAYMENT" means in relation to a Distribution Date the amount available to be allocated towards payment to Party A in respect of A$
Class A-1 Unpaid Interest Amounts on that Distribution Date in accordance with clause 10.2(k)(i) of the Series Supplement determined on the basis that all amounts allocated towards payment of A$ Class A-1 Interest Amounts and A$ Class
A-1 Unpaid Interest Amounts pursuant to clause 10.2(k)(i) of the Series
Supplement are allocated first towards payment of A$ Class A-1 Interest Amounts and then, once the A$ Class A-1 Interest Amounts are paid in full, towards payment of A$ Class A-1 Unpaid Interest Amounts.

"DETERMINATION TIME" in relation to a Distribution Date means on or about
11.00am Sydney time 1 Business Day prior to that Distribution Date.

"DISTRIBUTION DATE" has the same meaning as in the Series Supplement.

"NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"RELEVANT CALCULATION AMOUNT" means the Calculation Amount referred to in paragraph 5.1 of this Confirmation.

"RELEVANT NOTES" means the Class A-1 Notes issued by the Trustee under the US
Dollar Note Trust Deed.

"RELEVANT NOTEHOLDERS" means the Class A-1 Noteholders as that term is defined in the US Dollar Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York, New York Branch or, if The
Bank of New York is removed or retires as the trustee for the Class A-1
Noteholders, any person appointed from time to time in its place in accordance with the US Dollar Note Trust Deed.

"SCHEDULED MATURITY DATE" has the same meaning as in the Series Supplement.

"SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Confirmation between Party B, the Manager, the Relevant Note Trustee and
P.T. Limited ABN 67 004 454 666.

"SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Confirmation between Party A, Homepath Pty Limited ABN 35 081 986 530,
Party B and the Manager.

"US DOLLAR NOTE TRUST DEED" means the US Dollar Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the
Relevant Note Trustee.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

                                                                              28

PARAGRAPH 13 TO NEW YORK LAW CREDIT SUPPORT ANNEX

(13) ELECTIONS AND VARIABLES

     (a)  SECURITY INTEREST FOR "OBLIGATIONS"

          The term "Obligations" as used in this Annex includes the additional obligations referred to in Paragraph 13(m)(vii)(B).

     (b)  CREDIT SUPPORT OBLIGATIONS

          (i)  DELIVERY AMOUNT AND RETURN AMOUNT

               "DELIVERY AMOUNT" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)(d)(i) of the
               Schedule to this Agreement for that Valuation Date.

               "RETURN AMOUNT" for a Valuation Date means the amount of
               collateral calculated in accordance with Part 5(22)(d)(ii) of the
               Schedule to this Agreement for that Valuation Date.

          (ii) ELIGIBLE COLLATERAL. The following items will qualify as
               "Eligible Collateral" for Party A provided that the items
               specified in paragraphs (E), (F), (G) and (H) will only qualify as "Eligible Collateral" of Party A upon receipt by Party B of an opinion as to the perfection of the Secured Party's security interest in such items in form and substance (and issued by legal counsel) satisfactory to Party B:

                                                                       VALUATION
                                                                      Percentage
                                                                      ----------
               (A)  negotiable debt obligations issued by the              98%
                    U.S. Treasury Department having a remaining
                    maturity of not more than one year
               (B)  negotiable debt obligations issued by the              95%
                    U.S. Treasury Department having a remaining
                    maturity of more than one year but not more
                    than five years
               (C)  negotiable debt obligations issued by the              93%
                    U.S. Treasury Department having a remaining
                    maturity of more than five years but not more
                    than ten years
               (D)  negotiable debt obligations issued by the              90%
                    U.S. Treasury Department having a remaining
                    maturity of more than ten years
               (E)  Agency Securities having a remaining maturity          97%
                    of not more than one year
               (F)  Agency Securities having a remaining maturity          94%
                    of more than one year but not more than five
                    years
               (G)  Agency Securities having a remaining maturity          92%
                    of more than five years but not more than ten
                    years
               (H)  Agency Securities having a remaining maturity          89%
                    of more than ten years
               (I)  Cash                                                  100%
               (J)  other Eligible Credit Support and Valuation
                    Percentage agreed by the parties and
                    acceptable to each Rating Agency

                                                                              29

                Notwithstanding the foregoing to the contrary, the Valuation
                Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an
                Early Termination Date.

                "AGENCY SECURITIES" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the
                Federal National Mortgage Association, the Government National
                Mortgage Corporation or the Federal Home Loan Mortgage
                Corporation and which have been assigned a short term credit rating of A-1+ by S&P, but exclude: (i) interest only and
                principal only securities; and (ii) collateralized mortgage obligations, real estate mortgage investment conduits and
                similar derivative securities.

          (iii) OTHER ELIGIBLE SUPPORT

                Not applicable.

          (iv)  THRESHOLDS

                (A)  "MINIMUM TRANSFER AMOUNT" means with respect to both Party
                     A and Party B: US$100,000.

                (B)  ROUNDING. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of US$10,000.

     (c)  VALUATION AND TIMING

          (i)   "VALUATION AGENT" means Party A.

          (ii)  "VALUATION DATE" means the last Business Day of each week and, at the option of Party A, any Business Day between Valuation
                Dates.

          (iii) "VALUATION TIME" means the close of business on the Business Day before the Valuation Date; provided that the calculations of
                Value and Exposure will be made as of approximately the same time on the same date.

          (iv)  "NOTIFICATION TIME" means 11:00 am New York time on the second
                Business Day after the Valuation Date.

     (d)  CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES

          There are no "SPECIFIED CONDITIONS" applicable to Party A. The following is a Specified Condition with respect to Party B:

          "If an Early Termination Date has been designated in respect of the each Transaction provided that if an amount is due by Party A to Party
          B in respect of that Early Termination Date pursuant to Section 6, that amount has been paid in full.".

     (e)  SUBSTITUTION

          (i)   "SUBSTITUTION DATE" has the meaning specified in Paragraph
                4(d)(ii).

          (ii)  CONSENT. The Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d). However such
                consent is not to be unreasonably withheld and the parties agree that not wanting to accept a particular type of Substitute
                Credit Support is not in itself a reasonable basis for
                withholding consent if the Substitute Credit Support is Eligible
                Collateral. The consent may be provided in a manner described in
                Section 12 or otherwise, including orally.

                                                                              30

     (f)  DISPUTE RESOLUTION

          (i)   "RESOLUTION TIME" means 11:00 am New York time.

          (ii)  "VALUE". Not applicable.

          (iii) "ALTERNATIVE". The provisions of Paragraph 5 will apply.

     (g)  HOLDING AND USING POSTED COLLATERAL

          (i)   ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

                Party A: Not Applicable.

                Party B is not entitled to hold Posted Collateral. It must appoint a Custodian to hold Posted Collateral on its behalf pursuant to paragraph 6(b). Party B may only appoint a Custodian to hold Posted Collateral on its behalf if the following
                conditions are satisfied:

                (A)  Party B is not a Defaulting Party;

                (B)  Party B's Custodian will always be the Principal Paying
                     Agent, unless that party is Party A;

                (C)  if the Principal Paying Agent is Party A, then Party B must appoint a Custodian which is a Bank (as defined in the
                     Federal Deposit Insurance Act, as amended) outside
                     Australia, whose rating (with respect to its long term
                     unsecured, unsubordinated indebtedness) is at all times at least Aa2 by Moody's and its short term debt rating is A-1+
                     by S&P, and Party B must notify Party A in writing of this appointment and of the relevant account for Paragraph
                     13(l); and

                (D)  Posted Collateral may only be held in one or more accounts in the name of Party B in the United States and any account established by Party B's Custodian to hold Posted
                     Collateral shall be established and maintained for the sole purpose of receiving deliveries of and holding Posted
                     Collateral.

          (ii)  USE OF POSTED COLLATERAL. The provisions of paragraph 6(c) will not apply to Party B and its Custodian. Party B's Custodian will permit Party B to secure Party B's obligations under the
                Relevant Notes by granting to the Security Trustee the charge under the Security Trust Deed over Party B's rights in relation to the Posted Collateral, but subject to Paragraph 13(m)(vi) of this Annex.

     (h)  DISTRIBUTIONS AND INTEREST AMOUNT

          (i)   INTEREST RATE. The "Interest Rate", in respect of Posted
                Collateral which is denominated in US$, for any day means the
                Federal Funds Overnight Rate. For the purposes hereof, "Federal
                Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published as the Federal Funds Effective
                Rate that appears on Telerate Page 118 for such day. The
                "Interest Rate" in respect of Posted Collateral denominated in any other Eligible Currency means the rate as agreed between the parties.

          (ii)  TRANSFER OF INTEREST AMOUNT. The Transfer of Interest Amount
                will be made monthly on the second Business Day of each calendar month.

          (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph
                6(d)(ii) will apply.

                                                                              31

     (i)  ADDITIONAL REPRESENTATION(S)

          None.

     (j)  OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT

          "VALUE" and "TRANSFER" with respect to Other Eligible Support and
          Other Posted Support means: not applicable.

     (k)  DEMANDS AND NOTICES

          All demands, specifications and notices under this Annex will be made pursuant to the Section 12 of this Agreement; provided, that any such demand, specification or notice may be made by telephone ("TELEPHONE
          NOTICE") between duly authorised employees of each party if such
          Telephone Notice is confirmed by a subsequent written instruction
          (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

     (l)  ADDRESSES FOR TRANSFERS

          Party A: Party A to specify account for returns of collateral.

          Party B: Party B must notify Party A of its Custodian's account.

     (m)  OTHER PROVISIONS

          (i)  Paragraph 4(b) of the Annex is replaced by the following:

               "(b) TRANSFER TIMING. Subject to Paragraph 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of
                    Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be
                    made within three Business Days of receipt of the demand; if a demand is made after the Notification Time, then the
                    relevant Transfer will be made within four Business Days of receipt of the demand.".

          (ii) EVENT OF DEFAULT

               Paragraph 7(i) of the Annex is amended, on line 3, by replacing
               "two Business Days" with "three Business Days".

          (iii) PARTY A'S EXPENSES

               Subject to Section 15 of the Agreement, Party B agrees to pay
               Party A's costs and expenses in relation to or caused by any breach by Party B of its obligations under this Annex. Party A acknowledges and agrees that its obligations under this Annex will not be affected by a failure by Party B to comply with its obligations under this paragraph (m)(iii).

          (iv) GOVERNING LAW NOTWITHSTANDING

               Notwithstanding that the Agreement is expressed to be governed by the laws of the State of New South Wales, this Annex (but not any other provisions of the Agreement) shall be governed by and construed in accordance with the laws of the State of New York without giving effect to choice of law doctrine and parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be subject to the non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of Manhattan in New York
               City, State of New York.

                                                                              32

          (v)  NO TRIAL BY JURY

               Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Annex.

          (vi) NO POOLING OF COLLATERAL WITH OTHER SECURITY TRUST SECURITY

               Notwithstanding any provision in the Master Trust Deed, Series
               Supplement or Security Trust Deed, but without prejudice to Party
               B's rights under Paragraph 8(a) of this Annex, no party shall be entitled to deal with the Posted Collateral in any manner
               inconsistent with the rights of the Pledgor under Paragraphs
               3(d), 4(b) or 8(b)(iii) of this Annex, and each party covenants to the other that it shall not permit any other person to gain any rights in relation to the Posted Collateral that are
               inconsistent with the rights of the Pledgor.

          (vii) PLEDGOR AND SECURED PARTY

               In this Annex:

               (a)  "PLEDGOR" means only Party A; and

               (b)  "SECURED PARTY" means only Party B.

          (viii) NON-AUSTRALIAN ASSETS

               Party A must only Transfer Posted Collateral to the Secured Party from its assets held outside Australia.

          (ix) DISPUTE RESOLUTION

               Paragraph 5(i) is amended by:

               (A)  replacing the word "Exposure" with the words "the Delivery
                    Amount or the Return Amount, as the case may be" in the
                    first paragraph of Paragraph 5(i);

               (B)  adding the word "and" at the end of Paragraph 5(i)(A) and deleting Paragraph 5(i)(B).

          (x)  SPECIFIED CONDITION

               (A)  In Paragraph 4(a)(ii) the words "or Specified Condition" are deleted.

               (B)  In Paragraph 8(b) the words "or Specified Condition" are deleted and replaced with the following "with respect to the
                    Secured Party or a Specified Condition has occurred".

                                                                              33

Date:

TO:     Perpetual Trustee Company Limited    Securitisation Advisory Services
        as trustee of the Series Trust       Pty. Limited
        Level 12                             Level 7
        123 Pitt Street                      48 Martin Place
        Sydney  NSW  2000                    Sydney  NSW  2000
        AUSTRALIA                            AUSTRALIA

        ATTENTION: Manager, Securitisation   ATTENTION: Manager, Securitisation

MEDALLION TRUST SERIES 2007-1G

CONFIRMATION - CLASS A-1 CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the terms specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42
000 001 007 as trustee of the Medallion Trust Series 2007-1G (the "SERIES
TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of 13 March 2003, as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited ABN 42 000 001 007
as trustee of, inter alia, the Series Trust ("PARTY B") and Securitisation
Advisory Services Pty Limited ABN 88 064 133 946 (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.    OUR REFERENCE:

2.    TRADE DATE:                           Friday 16, 2007

3.    EFFECTIVE DATE:                       Issue Date in respect of the
                                            Relevant Notes

4.    TERMINATION DATE:                     The earlier of:

                                            (a)  the date that the Relevant
                                                 Notes have been redeemed in
                                                 full in accordance with the
                                                 Offered Note Conditions; and

                                            (b)  the Scheduled Maturity Date.

5.    FLOATING AMOUNTS

5.1   FLOATING AMOUNTS PAYABLE BY PARTY A
      (SUBJECT TO PARAGRAPH 9 OF THIS
      CONFIRMATION):

(A)   Floating Rate Payer:                  Party A

      Calculation Amount:                   For each Floating Rate Payer Payment
                                            Date, the aggregate Invested Amount
                                            of the Relevant Notes as at the
                                            first day of the Calculation Period
                                            ending on but excluding that
                                            Floating Rate Payer Payment Date.
                                            The Calculation Amount for the
                                            initial Calculation Period will be
                                            USD2,135,000,000. The Calculation
                                            Amount will not ever exceed
                                            USD2,135,000,000 for any Calculation
                                            Period (after taking into account
                                            any reductions in the aggregate
                                            Invested Amount of the Relevant
                                            Notes on that day).

      Floating Rate Payer Payment Dates:    Each Quarterly Distribution Date
                                            during the period commencing on and
                                            including 27 May 2007 and ending on
                                            and including the Termination Date,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention

      Floating Rate Option:                 USD-LIBOR-BBA  except that:

                                            (a)  references to "London Banking
                                                 Days" in section
                                                 7.1(a)(w)(xvii) and (xx) of the
                                                 Annex (June 2000 version) to
                                                 the 2000 ISDA Definitions will
                                                 be replaced with references to
                                                 "Banking Days" as that
                                                 expression is defined in the
                                                 Offered Note Conditions;

                                            (b)  references to "Telerate Page
                                                 3750" in section 7.1(w)(xvii)
                                                 of the Annex (June 2000
                                                 version) to the 2000 ISDA
                                                 Definitions will be replaced
                                                 with references to "Class A-1
                                                 Rate Page" as that expression
                                                 is defined in the Offered Note
                                                 Conditions; and

                                            (c)  if USD-LIBOR-BBA cannot be
                                                 determined in accordance with
                                                 the 2000 ISDA Definitions as
                                                 varied above (including
                                                 endeavouring to determine a
                                                 rate under the definition of
                                                 "USD-LIBOR-Reference banks" in
                                                 section 7.1(w)(xx)), it will
                                                 remain as the most recently
                                                 determined rate obtained from a
                                                 Rate Page for a preceding
                                                 Calculation Period.

      Designated Maturity:                  three months

      Spread:                               0.04%

      Floating Rate Day Count Fraction:     Actual/360

      Reset Dates:                          The first day of each Calculation
                                            Period

      Compounding:                          Inapplicable

(B)   Class A-1 Unpaid Coupon Amount:       If on any Quarterly Distribution
                                            Date there is an A$ Class A-1 Unpaid
                                            Floating Amount, then on the
                                            Floating Rate Payer Payment Date
                                            which falls on that Quarterly
                                            Distribution Date, Party A will pay
                                            to Party B an amount calculated as
                                            follows:

                                                                            LIBOR
                                                           $US UC = $A UC x ----- x US$ Exchange Rate
                                                                            BBSW

                                            where:

                                            $US UC = the amount to be paid by
                                                     Party A;

                                            $A UC =  the A$ Class A-1 Unpaid
                                                     Floating Payment in
                                                     relation to that Quarterly
                                                     Distribution Date;

                                            LIBOR =  the Floating Rate Option
                                                     under this paragraph 5.1
                                                     in respect of the Reset
                                                     Date which is the same day
                                                     as that Floating Rate
                                                     Payer Payment Date;

                                            BBSW =   the Floating Rate Option
                                                     under paragraph 5.2 in
                                                     respect of the Reset Date
                                                     which is the same day as
                                                     that Floating Rate Payer
                                                     Payment Date.

5.2   FLOATING AMOUNTS PAYABLE BY PARTY B
      (SUBJECT TO PARAGRAPH 9 OF THIS
      CONFIRMATION):

(A)   Floating Rate Payer:                  Party B

      Calculation Amount:                   For each Floating Rate Payer Payment
                                            Date, the A$ Equivalent of the
                                            aggregate Invested Amount of the
                                            Relevant Notes as at the first day
                                            of the Calculation Period ending on
                                            but excluding that Floating Rate
                                            Payer Payment Date

      Floating Rate Payer Payment Dates:    Each Quarterly Distribution Date
                                            during the period commencing on and
                                            including 27 May 2007 and ending on
                                            and including the Termination Date,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention

      Floating Rate Option:                 AUD-BBR-BBSW

      Designated Maturity:                  three months

      Spread:                               0.1425%

      Floating Rate Day Count Fraction:     Actual/365 (Fixed)

      Reset Dates                           The first day of each Calculation
                                            Period

      Compounding:                          Inapplicable

(B)   A$ Class A-1 Unpaid Floating Amount:  If on any Quarterly Distribution
                                            Date there is an A$ Class A-1 Unpaid
                                            Floating Amount, then on the
                                            Floating Rate Payer Payment Date
                                            which falls on that Quarterly
                                            Distribution Date Party B will pay
                                            to Party A the A$ Class A-1 Unpaid
                                            Floating Payment in relation to that
                                            Quarterly Distribution Date.

5.3   NO LIMIT TO RIGHTS:                   Nothing in paragraphs 5.1(b) or
                                            5.2(b) is to be construed as
                                            limiting Party A's or Party B's
                                            rights in relation to a failure by
                                            the other to pay the full amount of
                                            a Floating Amount calculated in
                                            accordance with paragraphs 5.1(a) or
                                            5.2(a), as applicable, on a Floating
                                            Rate Payer Payment Date (including
                                            any right to designate an Early
                                            Termination Date in accordance with
                                            Section 6(a) of the Agreement).

6.    EXCHANGES

6.1   INITIAL EXCHANGE:

      Initial Exchange Date:                Closing Date

      Party A Initial Exchange Amount:      The A$ Equivalent of the Party B
                                            Initial Exchange Amount, being A$
                                            2,730,179,028.13

      Party B Initial Exchange Amount:      The Initial Invested Amount of the
                                            Relevant Notes on the Issue Date,
                                            being US$ 2,135,000,000

                                            Notwithstanding Section 2(a)(ii) of
                                            the Agreement, Party A must pay the
                                            Party A Initial Exchange Amount to
                                            Party B by 4.00pm (Sydney time) on
                                            the Initial Exchange Date and Party
                                            B must pay Party A the Party B
                                            Initial Exchange Amount by 4.00pm
                                            (New York time) on the Initial
                                            Exchange Date. Section 2(a)(v) of
                                            the Agreement will not apply to the
                                            payments of the Initial Exchange
                                            Amounts.

6.2   INTERIM EXCHANGE:

      Interim Exchange Date:                Each Quarterly Distribution Date
                                            (other than the Final Exchange Date)

      Party A Interim Exchange Amount:      In respect of an Interim Exchange
                                            Date means the US$ Equivalent of the
                                            A$ Class A-1 Principal Amount in
                                            relation to the Quarterly
                                            Distribution Date occurring on that
                                            Interim Exchange Date

      Party B Interim Exchange Amount:      In respect of an Interim Exchange
                                            Date means the A$ Class A-1
                                            Principal Amount in relation to the
                                            Quarterly Distribution Date
                                            occurring on that Interim Exchange
                                            Date

6.3   FINAL EXCHANGE:

      Final Exchange Date:                  Termination Date

      Party A Final Exchange Amount:        The US$ Equivalent of the A$ Class
                                            A-1 Principal Amount in relation to
                                            the Quarterly Distribution Date
                                            which is the Final Exchange Date

      Party B Final Exchange Amount:        The A$ Class A-1 Principal Amount in
                                            relation to the Quarterly
                                            Distribution Date which is the Final
                                            Exchange Date

7.    EXCHANGE RATES:

      For the purpose of the definitions
      of "A$ EQUIVALENT" and "US$
      EQUIVALENT":

      US$ Exchange Rate:                    0.7820

8.    ACCOUNT DETAILS:

8.1   PAYMENTS TO PARTY A

      Account for payments in US$           The account notified in writing by
                                            Party A to Party B in accordance
                                            with Part 5(3)(ii) of the Schedule
                                            to the Agreement

      Account for payments in A$            The account notified in writing by
                                            Party A to Party B in accordance
                                            with Part 5(3)(i) of the Schedule to
                                            the Agreement

8.2   PAYMENTS TO PARTY B

      Account for payments in US$:          The account notified in writing by
                                            the Principal Paying Agent to Party
                                            A in accordance with Part 5(2)(ii)
                                            of the Schedule to the Agreement

      Account for payments in A$:           The account notified in writing by
                                            Party B to Party A in accordance
                                            with Part 5(2)(i) of the Schedule to
                                            the Agreement

9.    NOTIFICATIONS TO PARTY A:             On or before the Determination Time
                                            in respect of each Quarterly
                                            Distribution Date the Manager must
                                            notify Party A in writing of:

                                            (a)  the A$ Class A-1 Principal
                                                 Amount which the Manager has
                                                 directed Party B to pay to
                                                 Party A on that Quarterly
                                                 Distribution Date pursuant to
                                                 clause 10.7(a)(i) of the Series
                                                 Supplement;

                                            (b)  the A$ Class A-1 Floating
                                                 Payment in relation to that
                                                 Quarterly Distribution Date;

                                            (c)  the amounts (if any) allocated
                                                 to the Class

                                                 A-1 Notes in respect of any
                                                 Principal Charge-off or
                                                 Principal Charge-off
                                                 Reimbursement on the
                                                 immediately preceding
                                                 Determination Date in
                                                 accordance with Conditions 7.9
                                                 and 7.10 of the Offered Note
                                                 Conditions; and

                                            (d)  the A$ Class A-1 Unpaid
                                                 Floating Payment (if any) in
                                                 relation to that Quarterly
                                                 Distribution Date.

10.   OFFICES:                              The Office of Party A for each
                                            Transaction is Sydney.

                                            The Office of Party B for each
                                            Transaction is Sydney.

11.   EARLY TERMINATION:                    If an Early Termination Date is
                                            designated in respect of the
                                            Transaction:

                                            (a)  an amount with respect to that
                                                 Early Termination Date and the
                                                 Transaction must be calculated
                                                 in accordance with Section
                                                 6(e)(i)(3) or Section 6(e)(ii),
                                                 as applicable, independently of
                                                 any other Transactions (as
                                                 defined in the Agreement)
                                                 (including any other Currency
                                                 Swaps) and notwithstanding that
                                                 there are other Terminated
                                                 Transactions in relation to
                                                 that Early Termination Date;
                                                 and

                                            (b)  that amount (and any interest
                                                 on it) must be paid in
                                                 accordance with Section
                                                 6(d)(ii) in the Termination
                                                 Currency specified in this
                                                 Confirmation independently of
                                                 amounts due by or to the payer
                                                 in respect of other Terminated
                                                 Transactions (and without
                                                 set-off against amounts due to
                                                 the payer under the Agreement
                                                 or otherwise).

12.   TERMINATION CURRENCY:                 US Dollars

13.   BUSINESS DAY:                         London, New York and Sydney

14.   REPLACEMENT DEFINITIONS:              The definitions of "Prescribed
                                            Ratings" and "Prescribed Rating
                                            Period" in the Schedule to the
                                            Agreement are replaced in respect of
                                            this Transaction by the
                                            corresponding definitions set out in
                                            the attached Definitions Schedule.

15.   KNOW YOUR CUSTOMER                    Subject to any confidentiality,
                                            privacy or general trust law
                                            obligations owed by Perpetual
                                            Trustee Company Limited to
                                            Noteholders and any applicable
                                            confidentiality or privacy laws,
                                            each party ("INFORMATION PROVIDER")
                                            agrees to provide any information
                                            and documents reasonably required by
                                            another party for that other party
                                            to comply with any applicable
                                            anti-money laundering or
                                            counter-terrorism

                                            financing laws including, without
                                            limitation, any laws imposing "know
                                            your customer" or other
                                            identification checks or procedures
                                            on a party, but only to the extent
                                            that such information is in the
                                            possession of, or otherwise readily
                                            available to, the Information
                                            Provider. Any party may decline to
                                            perform any obligation under the
                                            Transaction Documents to the extent
                                            that it forms the view, in its
                                            reasonable opinion, that
                                            notwithstanding that it has taken
                                            all reasonable steps to comply with
                                            such anti-money laundering or
                                            counter-terrorism financing laws, it
                                            is required to decline to perform
                                            those obligations under any such
                                            laws.

16.   COMPLIANCE WITH REGULATION AB         The Currency Swap Provider
                                            acknowledges and agrees that to the
                                            extent it agrees with the Manager
                                            that the Currency Swap Provider is
                                            "participating in the servicing
                                            function" in relation to the Series
                                            Trust within the meaning of Item
                                            1122 of Regulation AB, clauses
                                            16.31(b) and (d) of the Series
                                            Supplement will apply to this
                                            Agreement as if references to "the
                                            Servicer" in those clauses were
                                            references to the Currency Swap
                                            Provider and the definition of
                                            "Subcontractor" in clause 1.1 of the
                                            Series Supplement will be construed
                                            accordingly.

17.   AMENDMENTS TO THE SCHEDULE            The Schedule to the Agreement is
                                            amended with respect to this
                                            Transaction as set out in the
                                            attached Amendments Schedule.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of
COMMONWEALTH BANK
OF AUSTRALIA ABN 48 123 123 124

By:
   ----------------------------------
   (Authorised Officer)

Name:

Title:

CONFIRMED AS AT THE DATE FIRST          CONFIRMED AS AT THE DATE FIRST WRITTEN
WRITTEN ABOVE:                          ABOVE:

SIGNED for and on behalf of             SIGNED for and on behalf of
PERPETUAL TRUSTEE                       SECURITISATION ADVISORY SERVICES PTY.
COMPANY LIMITED ABN 42 000 001 007      LIMITED ABN 88 064 133 946
as trustee of the Medallion Trust
Series 2007-1G

By:                                     By:
   ----------------------------------      -------------------------------------
   (Authorised Officer )                   (Authorised Officer )

Name:                                   Name:

Title:                                  Title:

DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the
Series Trust, unless the context otherwise requires:

"A$ CLASS A-1 UNPAID FLOATING PAYMENT" means in relation to a Quarterly
Distribution Date the amount available to be allocated towards payment to Party
A in respect of A$ Class A-1 Unpaid Floating Amounts on that Quarterly
Distribution Date in accordance with clause 10.3(i)(i) of the Series Supplement determined on the basis that all amounts allocated towards payment of A$ Class
A-1 Floating Amounts and A$ Class A-1 Unpaid Floating Amounts pursuant to clause
10.3(i)(i) of the Series Supplement are allocated first towards payment of A$
Class A-1 Floating Amounts and then, once the A$ Class A-1 Floating Amounts are paid in full, towards payment of A$ Class A-1 Unpaid Floating Amounts.

"AUD-BBR-BBSW" in relation to an Accrual Period means the rate appearing at approximately 10.00 am Sydney time on the Rate Set Date for that Accrual Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months. If:

(a)  on the Rate Set Date fewer than 4 banks are quoted on the Reuters Screen page "BBSW"; or

(b)  for any other reason the rate for that Rate Set Date cannot be determined in accordance with the foregoing procedures,

then "AUD-BBR-BBSW" means such rate as is specified by the Manager having regard to comparable indices then available.

"DETERMINATION TIME" in relation to a Quarterly Distribution Date means on or about 11.00am Sydney time 1 Business Day prior to that Quarterly Distribution
Date.

"OFFERED NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"OFFERED NOTE TRUST DEED" means the Offered Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the Relevant Note
Trustee.

"PRESCRIBED RATING PERIOD" means in relation to the credit ratings assigned by the Rating Agencies to Party A:

(a)  a period of 30 Business Days from the date when a credit rating assigned by a Rating Agency to Party A is less than the relevant Prescribed Rating but greater than or equal to:

     (i)   by S&P, a short term credit rating of A-1;

     (ii)  by Fitch, a short term credit rating of F2 or a long term credit rating of BBB+; and

     (iii) by Moody's, a short term credit rating of P-1 and a long term credit rating of A3; or

(b)  a period of 5 Business Days from the date when a credit rating assigned by a Rating Agency to Party A is less than:

     (i)   by S&P, a short term credit rating of A-1;

     (ii)  by Fitch, a short term credit rating of F2 or a long term credit rating of BBB+; and

     (iii) by Moody's, a short term credit rating of P-1 and a long term credit rating of A3;

"PRESCRIBED RATINGS" means:

(a)  by S&P, a short term credit rating of A-1+;

(b)  by Fitch, a short term credit rating of F1 and a long term credit rating of
     A+; and

(c)  by Moody's, a short term credit rating of P-1 and a long term credit rating of A2.

"QUARTERLY DISTRIBUTION DATE" has the same meaning as in the Series Supplement.

"RELEVANT CALCULATION AMOUNT" means the Calculation Amount referred to in paragraph 5.1 of this Confirmation.

"RELEVANT NOTES" means the Class A-1 Notes issued by the Trustee under the
Offered Note Trust Deed.

"RELEVANT NOTEHOLDERS" means the Class A-1 Noteholders as that term is defined in the Offered Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York or, if The Bank of New York is removed or retires as the trustee for the Offered Noteholders, any person appointed from time to time in its place in accordance with the Offered Note
Trust Deed.

"SCHEDULED MATURITY DATE" has the same meaning as in the Series Supplement.

"SECURITY TRUST DEED" means the Security Trust Deed dated on or about 15
February 2007 between Party B, the Manager, the Relevant Note Trustee and P.T.
Limited ABN 67 004 454 666.

"SERIES SUPPLEMENT" means the Series Supplement dated on or about 15 February
2007 between Party A, Homepath Pty Limited ABN 35 081 986 530, Party B and the
Manager.

Terms defined in the Offered Note Conditions have the same meaning in this
Confirmation unless otherwise defined in this Confirmation.

AMENDMENTS SCHEDULE

Part 5(22)(a) of the Schedule to the Agreement is deleted and replaced with the following:

"(a) (DOWNGRADE): If, as a result of the reduction or withdrawal of the credit rating of Party A, Party A is assigned a credit rating by a Rating Agency less than the relevant Prescribed Rating, Party A must by the expiry of the
     Prescribed Rating Period in relation to the credit ratings assigned by the
     Rating Agencies to Party A at that time (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

     (i)   provided that the short term credit rating by S&P is greater than or equal to A-1 or the long term credit rating by S&P is greater than or equal to A-, lodge collateral in accordance with the Credit Support
           Annex in an amount equal to the Collateral Amount as defined in Part
           5(22)(b) of this Schedule;

     (ii)  enter into an agreement novating Party A's rights and obligations under this Agreement and each Transaction to a replacement counterparty acceptable to the Manager and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the
           Relevant Notes; or

     (iii) enter into such other arrangements in respect of each Transaction which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes,

     provided that Party A may not elect to lodge the amounts under paragraph
     (i) above if and while it ceases to have a short term credit rating of at least F2 by Fitch or a long term credit rating of at least BBB+ by Fitch.

     Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation)."